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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     March 21, 2000
                                                  --------------------

                      Fleet Bank (RI), National Association
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                on behalf of the
                        Fleet Credit Card Master Trust II

       United States                 333-96199-01             050495490
----------------------------   ------------------------  ----------------------
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
      of Incorporation)                                  Identification Number)


         111 Westminster Street
        Providence, Rhode Island                             02903
---------------------------------------          ------------------------------
(Address of Principal Executive Office)                    (Zip Code)

Registrant's telephone number, including area code (401) 278-5451

                                       N/A
          -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.     Not Applicable.

Item 2.     Not Applicable.

Item 3.     Not Applicable.

Item 4.     Not Applicable.

Item 5. On March 21, 2000, Orrick, Herrington & Sutcliffe LLP delivered its legality opinion with respect to Series 2000-B.

Item 6.     Not Applicable.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            Exhibits

            5.1      Legality Opinion of Orrick, Herrington & Sutcliffe LLP.

            23.1 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1)

Item 8.     Not Applicable.

Item 9.     Not Applicable.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FLEET BANK (RI), NATIONAL ASSOCIATION
                                          On behalf of the Fleet Credit Card
                                          Master Trust II



                                        By:  /s/ Jeffrey A. Lipson
                                           --------------------------------
                                        Name:    Jeffrey A. Lipson
                                        Title:   Vice President


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                                  EXHIBIT INDEX


Exhibit                Description
-------                -----------

5.1      Legality opinion of Orrick, Herrington & Sutcliffe LLP

23.1 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1)